Proteome Editing Through Molecular Glue Degraders Innovating Beyond New Heights | May 2025

Forward-Looking Statements This communication includes express and implied “forward-looking statements,” including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by terms such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements contained herein include, but are not limited to, statements about our ability to grow our product pipeline, statements around the Company's QuEENTM discovery engine and the Company's view of its potential to identify degradable protein targets and rationally design MGDs with unprecedented selectivity, statements related to the Company's strategic agreements, goals of such agreements, including the ability to accelerate and broaden scope of clinical development of MRT-6160 while retaining substantial value for the Company, as well as to expand platform reach to discover and develop MGDs against previously undruggable targets in cancer and neurological diseases, statements related to any milestone provided under the strategic agreements, royalty or other payments related thereto and the ability of such payments to extend our runway, statements around the productivity of the QuEEN discovery engine and the potential of the Company's MGDs against a broad spectrum of targets and potential applications thereof, statements about the advancement and timeline of its preclinical and clinical programs, including beliefs and/or statements related to next steps for specific programs and plans for such programs, statements about our ability to successfully complete research and further development and commercialization of our drug candidates in current or future indications, including the timing and results of our clinical trials and our ability to conduct and complete clinical trials, statements around multiple anticipated preclinical and/or clinical readouts and their expected timing, statements related to regulatory submissions, including timing thereof, and interactions with regulatory authorities, the applicability of candidates to various indications, the expected potential clinical benefit of any of our candidates, statements related to safety profiles and the implications thereof, statements around advancement and application of our pipeline and application of our platform, statements concerning our expectations regarding our ability to identify, nominate and the timing of our nominations of additional targets, product candidates, and development candidates, statements around our ability to capitalize on and potential benefits resulting from our research and translational insights as well as our the ability to optimize collaborations with industry partners on our development programs, obligations under our collaboration agreements, expectations around the receipt of any payments under such agreements and the future development and commercialization of various products, our use of capital, expenses and other financial results in the future, availability of funding for existing programs, ability to fund operations into 2028 through multiple anticipated proof-of-concept clinical readouts, as well as our expectations of success for our programs, strength of collaboration relationships and the strength of our financial position, among others. By their nature, these statements are subject to numerous risks and uncertainties, including those risks and uncertainties set forth in our most recent Annual Report on Form 10-K for the year ended December 31, 2024 filed with the U.S. Securities and Exchange Commission on March 20, 2025, and any subsequent filings, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the statements. You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our statements are reasonable, we cannot guarantee that the future results, performance, or events and circumstances described in the forward-looking statements will be achieved or occur. Recipients are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made and should not be construed as statements of fact. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, any future presentations, or otherwise, except as required by applicable law. Certain information contained in these materials and any statements made orally during any presentation of these materials that relate to the materials or are based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of these materials, we have not independently verified, and make no representations as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in these materials relating to or based on such internal estimates and research. These materials remain the proprietary intellectual property of Monte Rosa Therapeutics and should not be distributed or reproduced in whole or in part without the prior written consent of Monte Rosa Therapeutics.

Monte Rosa Therapeutics – Company Overview Proteome editing with molecular glue degraders Unique and differentiated “only in class” portfolio Arsenal of rationally designed MGDs to edit the proteome by degrading proteins with unprecedented precision Industry-leading discovery engine combining use of AI with experimental platform to enable rational design of novel MGDs Strong financial position providing cash runway into 2028 through multiple anticipated proof-of-concept clinical readouts

Monte Rosa’s rationally designed MGDs have potential applications in oncology, immunology, neuroscience and other therapeutic areas Our Molecular Glue Degraders (MGDs) Edit the Proteome Ternary complex Ubiquitination Proteasome-mediated degradation of neosubstrate Ubiquitin chain Neosubstrate E3 ligase Neosubstrate MGD MGD Neosubstrate (target protein) E3 ligase

Three Ways to Eliminate a Disease-Causing Protein MGDs provide advantages of large molecule modalities with orally dosed small molecules DNA mRNA protein Address undruggable space Highly selective Orally bioavailable Scalable manufacturing        MGD Reversible  CRISPR RNAi/ASO MGD Systemic distribution    Properties

Key Advantages of Our Rationally Designed MGDs Unique insights into anatomy of protein-protein-MGD interaction allows unprecedented MGD selectivity Unprecedented Selectivity Long lasting, catalytic protein degradation effect creates differentiated target product profiles Catalytic Mechanism of Action Protein degradation (fold-change; log2) Statistical significance (P-value; -log10) Target CRBN POI POI-directed MGD + Complex formation POI degradation MGD available for additional degradation POI = protein of interest

Interrogating surfaces using geometric deep learning informs reprogrammable ligase and matching target space… Key Insights into Surface Interactions Drive Only-in-Class MGD Designs E3 ligase Neosubstrate footprint MGD footprint E3 ligase neosurface

...and creates broad opportunity to eliminate undruggable, disease-driving proteins through “only-in-class” MGDs Key Insights into Surface Interactions Drive Only-in-Class MGD Designs Grow Target Space (e.g., I&I, neurology) Activate New E3 Ligases Expand Chemical Space (MGD Library) CRBN MGDs Ligases Expanding Reach of the QuEEN™ Discovery Engine

Portfolio and Partnerships

Monte Rosa Pipeline and Upcoming Milestones GSPT1 Castration-resistant Prostate Cancer IL-1β/NLRP3-driven Inflammatory Diseases VAV1 Licensed to Novartis* Immune-mediated Diseases Discovery Target Indication(s) Additional CRPC data in H2 2025 Next Anticipated Milestone Multiple Targets I&I, Genetic Diseases, Oncology IND-Enabling Clinical Lead optimization IND submission in H1 2025 Phase 2 initiation Multiple Targets Licensed to Roche Oncology and Neurological Diseases Undisclosed NEK7 Compound MRT-2359 MRT-6160 MRT-8102 Discovery Discovery IND submission in 2026 CNS Optimized CCNE1/CDK2 CCNE1 Amplified Tumors, ER+ Breast Cancer IND submission in 2026 Discovery Immunology & Inflammation Oncology Various * Novartis has exclusive worldwide rights to develop, manufacture and commercialize MRT-6160 and other VAV1 MGDs.

Creating Value through Strategic Agreements Scope Global license agreement to advance VAV1-directed molecular glue degraders including MRT-6160 (announced Oct. 2024) Strategic collaboration to discover novel MGDs targeting cancer and neurological diseases (announced Oct. 2023) Financials $150M upfront payment Eligible for up to $2.1B in development, regulatory, and sales milestones, beginning upon initiation of Phase 2 studies Eligible for 30% US P&L share and ex-US tiered royalties $50M upfront payment Eligible for >$2B preclinical, clinical, commercial and sales milestone payments and tiered royalties Strategic Goal Accelerate and broaden scope of clinical development of MRT-6160 while retaining substantial value for Monte Rosa Expand platform reach to discover and develop MGDs against previously undruggable targets in cancer and neurological diseases Notes: Under the terms of the Novartis agreement, Novartis has exclusive worldwide rights to develop, manufacture and commercialize MRT-6160 and other VAV1 MGDs and is responsible for all clinical development and commercialization, starting with Phase 2 clinical studies. Monte Rosa remains responsible for completion of the ongoing Phase 1 clinical study of MRT-6160. Monte Rosa will co-fund any Phase 3 clinical development and will share any profits and losses associated with the manufacturing and commercialization of MRT-6160 in the U.S. Under the terms of the Roche agreement, Monte Rosa Therapeutics will lead discovery and preclinical activities against multiple select cancer and neurological disease targets to a defined point. Roche gains the right to exclusively pursue further preclinical and clinical development of the compounds.

VAV1 Program (MRT-6160)

Clinically validated pathway in autoimmune/inflammatory disease VAV1 is an Upstream Targeting Node Associated with Clinically Validated Pathways T cell activation B cell activation/Plasma cell differentiation (Antibody production) Pro-inflammatory cytokine production Th17 response VAV1 signaling is associated with several T and B cell immunologic outcomes VAV1

MRT-6160 is a Potent and Highly Selective VAV1-directed MGD MRT-6160 induces highly selective VAV1 degradation and has a favorable ADME/DMPK profile ADMET profile CYP DDIs IC50 > 30 µM hERG inhibition patch clamp EC50 > 30 µM Oral bioavailability all species > 50% p-value (-log10) Protein fold-change (log2) No degradation of other known cereblon neosubstrates in vitro data CRBN binding, IC50 670 nM Ternary complex, EC50 11 nM Degradation, DC50 /Dmax (Jurkat) 7 nM / 97 % MRT-6160 is a potent VAV1-directed MGD

MRT-6160 is a Potent, Highly Selective VAV1 MGD with a Favorable Drug-like Profile MGD Activity Profile CRBN Binding (HTRF, IC50) 0.67 µM VAV1 Ternary Complex (HTRF, EC50) 11 nM VAV1 Degradation (Jurkat, DC50 /Dmax) 7 nM / 97% Selectivity (TMT proteomics) Large VAV1 selectivity window Physicochemical Properties LogD 1.5 MW <400 Thermodynamic Solubility 7 µM ADMET Profile Oral bioavailability (all species) > 50 % Metabolite Profile (in vitro) No unique human metabolites or GSH adducts (mics) CYP DDI (9 isoforms) IC50 > 30 μM Safety Pharmacology Mini-Ames Negative hERG inhibition (patch clamp) No inhibition (EC50 > 30 µM) Counterscreens (panel with 98 targets) No inhibition Cryo-EM structure of MRT-6160 in ternary complex with CRBN and VAV1 MRT-6160 VAV1 CRBN VAV1 ternary complex (Cryo-EM)

MRT-6160 Blocks T-cell-mediated B-cell Activity in BioMAP® Profile Upadacitinib, 1000 nM Deucravacitinib, 400 nM Ibrutinib, 1100 nM MRT-6160, 1000 nM Azathioprine, 100 μM BT coculture assay: T-cell-mediated B-cell activity T-cell independent JAKi TYK2i BTKi VAV1 MGD Azathioprine Relative protein expression levels Decreased T / B-Effector Function: IL-17A, IL-17F, IL-6, IL-2, TNF, sIgG BioMAP® Diversity Plus Platform (Eurofins). Shark tooth plots show relative expression levels of indicated proteins in Drug treated vs. DMSO controls. 3C/4H, Venular endothelial cells; LPS/SAg, Venular endothelial cells + PBMC; BT, PBMC + B cells; BF4T, Bronchial epithelial cells + dermal fibroblasts; BE3C. Bronchial epithelial cells; CASM3C, Coronary artery smooth muscle cells; HDF5CGF, Dermal fibroblasts; KF3CT, keratinocytes + dermal fibroblasts; MyoF, lung fibroblasts; IMphg, macrophages + venular epithelial cells 16

MRT-6160 Attenuates Disease in a T Cell-Mediated Model of IBD MRT-6160 attenuates T cell-mediated pathogenic processes and pro-inflammatory cytokines associated with IBD pathophysiology Similar efficacy seen in several other T- and T/B-cell driven models

28-day GLP Toxicology Summary Robust VAV1 degradation and recovery observed in both low and high dose groups in cyno GLP tox study 28-day GLP Toxicology Studies Establish Highly Favorable Safety Margins 0.5 mg/kg/day 30 mg/kg/day *data shown from female cyno PBMCs, similar data obtained in males Predose (Mid) Day 15 (Terminal) Day 28 (Recovery) Day 42 28-day GLP Rat and Cyno studies completed with NOAEL set at the highest doses in both species Rats: NOAEL is ~1000-fold over the projected human efficacious exposure  Cyno: NOAEL is ~600-fold over the projected human efficacious exposure  No adverse immunotoxicity or impact on peripheral immune compartments in healthy cynomolgus monkeys No impact on bone marrow, peripheral hematopoietic cells counts, GI tract No off-targets identified in in-vitro safety profiling, no genotoxicity, phototoxicity, or hERG activity 18 NOAEL = no observed adverse effect level

Humira, Enbrel Taltz, Cosentyx Actemra, Kevzara Vyvgart Ocrevus, Rituxan Rinvoq, Xeljanz, Olumiant Sotyktu VAV1: Unique Mechanism with Broad Potential Applications Potential to address multiple autoimmune diseases with safe, oral therapy Note: Chart adapted from Hosack et al., Nat Rev Immunol 2023. Drug class sales from Evaluate Pharma. 2030E sales may include sales from anticipated future approvals. Psoriasis Ulcerative colitis Crohn’s disease Psoriatic arthritis Rheumatoid arthritis Multiple Sclerosis SLE Example Drugs TNF FcRN 2030E Drug Class Sales (I&I indications only)  VAV1 Overlap Evidence of VAV1 mechanistic overlap       T-cell mediated T/B-cell mediated IL17A IL6 Myasthenia gravis  CD20 JAK TYK2 Approved in indication Investigational $9B $16B $3B $14B $14B $14B $3B

Strategic Agreement to Accelerate and Broaden MRT-6160 Development Scope Global license agreement with Novartis to advance VAV1-directed molecular glue degraders including MRT-6160, in development for immune-mediated conditions (announced Oct. 2024) Financials $150M upfront payment Eligible for up to $2.1B in development, regulatory, and sales milestones, beginning upon initiation of Phase 2 studies Eligible for 30% US P&L share and ex-US tiered royalties Strategic Goal Accelerate and broaden scope of clinical development of MRT-6160 while retaining substantial value for Monte Rosa Notes: Under the terms of the Novartis agreement, Novartis has exclusive worldwide rights to develop, manufacture and commercialize MRT-6160 and other VAV1 MGDs and is responsible for all clinical development and commercialization, starting with Phase 2 clinical studies. Monte Rosa remains responsible for completion of the ongoing Phase 1 clinical study of MRT-6160. Monte Rosa will co-fund any Phase 3 clinical development and will share any profits and losses associated with the manufacturing and commercialization of MRT-6160 in the U.S. Basel

Safety, PK and PD Data from SAD and MAD Healthy Volunteers Phase 1 Trial of VAV1 MGD MRT-6160

MRT-6160 Phase 1 Healthy Volunteers Study: Design and Objectives All cohorts randomized & placebo controlled SAD cohorts MAD cohorts One oral dose 7 daily oral doses SAD DL5 SAD DL4 SAD DL3 SAD DL2 SAD DL1 MAD DL3 MAD DL2 MAD DL1 Study Endpoints Primary Safety and tolerability Secondary & exploratory Pharmacokinetics Pharmacodynamics VAV1 degradation in T & B cells Ex vivo response to TCR- and BCR-stimulation Enrolled > 70 subjects

MRT-6160 Displayed a Dose-Dependent Human Pharmacokinetic Profile Dose Level T1/2 (hr) Cmax (ng/mL) AUC0-24 (hr*ng/mL) 1 24.1± 2.6 18.3 ± 1.0 300.3 ± 16.4 2 26.8 ± 1.9 32.6 ± 2.2 527.0 ± 30.3 3 33.3 ± 2.9 100.9 ± 4.6 1736.3 ± 67.1 4 28.3 ± 1.6 216.2 ± 7.0 3615.2 ± 190.8 5 27.2± 1.7 399.0 ± 31.1 6593.7 ± 369.8 Plasma concentration vs time Pharmacokinetic data (AVE ± SEM) MAD ~2-fold increase in exposure at steady state No food effect

In Vitro Assay Validation of PD and Immune Cell Functional Testing Degradation assessment Ex vivo stimulation of whole blood to monitor T- & B-cell functions CD69 upregulation on T & B cells by flow cytometry VAV1 protein expression by flow cytometry CD69 IL-2 T cell B cell T cell IL-17A CD69 TCR = T-cell receptor (α-CD3/α-CD28) BCR = B-cell receptor (α-IgD + IL-4) IL-6 IFN-γ 37°C / Overnight TCR BCR CTRL Cytokine secretion by immunoassay CD69 expression Cell count Dmax > 90% In vitro data In vitro data

MRT-6160 Achieved Dose-Dependent VAV1 Degradation >90% in Peripheral Blood T Cells After Single and Multiple Dose Administration Dose-dependent, marked degradation of VAV1 in peripheral blood T cells (> 90%; except DL1) Similar results observed in peripheral blood B cells VAV1 protein reduction is sustained, with dose-dependent recovery post treatment SAD MAD Mean ± SEM

VAV1 Degradation by MRT-6160 Resulted in Significant Functional Inhibition of T and B Cells following a Single Dose Administration MRT-6160 treatment: Significantly attenuated CD69 upregulation on T and B cells following TCR stimulation, reflecting functional inhibition Significantly (up to 99%) inhibited IL-2, IFN-γ and IL-17A secretion from whole blood derived T cells following ex vivo TCR stimulation Attenuated IL-6 production by 60-90% across dose levels following B-cell stimulation Pharmacodynamic studies suggest robust functional effects on cytokine production can be achieved with >80% degradation of VAV1 Mean ± SEM SAD

MRT-6160 Resulted in Sustained Suppression of TCR-mediated CD69 Activation following Single or Multiple Dose Administration MAD Marked suppression of CD69 upregulation (>90%) in peripheral blood T and B cells following TCR stimulation (data for selected SAD and MAD dose shown as example) Similar results observed in peripheral blood B cells following BCR stimulation SAD Mean ± SEM

MRT-6160 Resulted in Sustained Suppression of TCR-mediated Cytokine Production following Single or Multiple Dose Administration SAD MAD Significant and sustained suppression of IL-2, IL-17A and IFN-γ secretion from whole blood following ex vivo stimulation of TCR (data for selected SAD and MAD dose shown as example) Mean ± SEM

MRT-6160 was well tolerated with no serious adverse events (SAE) Observed treatment-emergent adverse events (TEAE) were mild (82%) or moderate (18%) and self-limiting Overall TEAE frequency was similar between MRT-6160 and placebo TEAE observed in 2 or more subjects treated with MRT-6160: SAD: pain from vessel puncture (2) MAD: cough (2), diarrhea (3), feeling hot (4), headache (5), nasal congestion (2), oropharyngeal pain (3) and pyrexia (2) Safety Summary

Pharmacodynamic and functional ex vivo studies suggest significant effects on cytokine production can be achieved following marked and sustained degradation of VAV1 Demonstrated levels of VAV1 degradation consistent with levels of degradation required to induce efficacy in preclinical models Functional impact on cytokine production consistent with levels predicted to be required to achieve efficacy in humans (based on benchmark clinical data) Highly favorable safety profile in humans Presented Phase 1 data as well as chronic toxicology package support clear path into Phase 2 studies and broad potential applications in multiple immune-mediated diseases Conclusions

NEK7 Programs (MRT-8102 and CNS optimized)

Inflammation-driven diseases (selected examples) NEK7 is a Key Regulator of NLRP3 Inflammasomes, IL-1 and IL-18 Joints Gout Brain Parkinson Heart Pericarditis Obesity Atherosclerosis Cytokine secretion Pyroptosis pro-IL-1b pro-IL-18 IL-1b IL-18 Metabolic Inactive NLRP3 NEK7 Active NLRP3 Wheel-like oligormerization + Activated NLRP3 complex NEK7 NLRP3 NEK7 enables NLRP3 assembly in a kinase-independent manner NEK7-deficient macrophages are severely impaired in IL-1β and IL-18 secretion NEK7 degradation has the potential to become an important treatment for inflammation-driven diseases

MRT-8102 is a Potent, Selective Development Candidate NEK7 MGD with a Favorable Drug-Like Profile MGD Activity Profile CRBN Binding (HTRF, IC50) 0.2 µM NEK7 Degradation (CAL51, DC50 /Dmax) 10 nM / 89% Selectivity (TMT proteomics) Excellent selectivity profile in different cell lines Physicochemical Properties LogD 1.47 MW <450 Thermodynamic Solubility 166 µM ADMET Profile Oral Bioavailability Yes Metabolite Profile (in vitro) No unique human metabolites or GSH adducts (mics) Safety Pharmacology Mini-Ames Negative hERG (patch clamp) No inhibition (IC50> 30 µM) CEREP (panel with 44 proteins) No inhibition NEK7 Ternary Complex (Crystal Structure) MRT-8102 NEK7 CRBN

MRT-8102 potently degrades NEK7 MRT-8102 induces highly selective NEK7 degradation MRT-8102, a Potent and Highly Selective NEK7-directed MGD, Induced Durable Pharmacodynamic Modulation In Vivo MRT-8102 exposure results in prolonged PD effect Cyno @ 10 mg/kg single dose MRT-8102 exposure prolonged PD effect Human PBMC @ 24h treatment Potency, selectivity, and long-lasting pharmacodynamics create potential differentiation from competitive approaches DC50 = 2.5 nM No degradation of other known CRBN neosubstrates

Preclinical GLP Tox Study Suggests Considerable Safety Margin In vivo NEK7 degradation leads to inhibition of Caspase-1 activity and IL-1β release in ex vivo stimulation assay Toxicology summary in rats and cynos (28d GLP tox) No MRT-8102 related clinical signs, no changes in immunophenotyping, no gross or clinical pathology findings at any dose level The NOAEL was the highest dose tested, 150 mg/kg/day (rat) and 100 mg/kg/day (cyno) >200-fold exposure margin over projected human efficacious dose in both species No concerns related to in vitro off-targets, mutagenicity, phototoxicity, hERG or in vivo respiratory or CNS safety pharmacology (rat) or CV safety pharmacology (cyno) NOAEL = no observed adverse effect level IL-1β and Caspase-1 in plasma after ex vivo stimulation with LPS + nigericin in cynomolgus monkeys

MRT-8102 Reduced MSU Crystal-driven Effects in Rabbit Gout Model Daily dosing from day -1 Intra-articular injection of MSU on day 0 MSKUS = musculoskeletal ultrasound *** denotes p < 0.0005 compared to MSU + Vehicle condition Joint swelling MSKUS pathologic findings Histopathology score

IL-1/NLRP3 Signaling is a Clinically Validated Pathway for Inflammatory Diseases Recurrent pericarditis Rilonacept (IL-1α/β) – approved for recurrent pericarditis Atherosclerotic cardiovascular disease Canakinumab (IL-1β) – reduction in cardiac events Cardio-immunology Rheumatology Neurology Metabolic Weight loss Multiple NLRP3 agents being studied for weight loss Neuroinflammation Epilepsy Belnacasan (CASP1) – reduction in seizures Gout Canakinumab (IL-1β) – approved for gout flares Osteoarthritis Canakinumab (IL-1β) – decreased rates of knee and hip replacement Autoinflammation CAPS Anakinra (IL-1R), canakinumab (IL-1β), rilonacept (IL-1 α/β) – approved for CAPS

NLRP3/NEK7 activation in chronic inflammation Canakinumab (anti-IL-1β) leads to reductions in CRP Lowering of CRP Levels Anticipated as a Result of NEK7 Degradation C-reactive protein (CRP) is an acute-phase protein downstream of NLRP3/NEK7 inflammasome IL-1α and IL-1β are highly inflammatory cytokines that induce high CRP concentration at sub-nanomolar concentrations in humans (Abbate, 2020) CRP is a long-term predictor of cardiovascular risk (Ridker, 1997) Ridker et al., 2012 In addition, several NLRP3 inhibitors have shown promising reductions in CRP in clinical trials Novartis NLRP3i, DFV890, is under investigation in a Ph2a trial of inflammatory marker (IL-6, IL-18) reduction in participants with coronary heart disease and elevated hsCRP (NCT06031844) hsCRP = high sensitivity C-reactive protein SAA = serum amyloid A

MRT-8102: Efficient Development Path in Peripheral Inflammatory Diseases Phase 1 HV Planned Phase 1 (PoC) in High CRP, Cardio-immunology Indications Further Development in Gout/Pseudogout, Osteoarthritis Goal/Objective Safety, tolerability, and pharmacokinetics in healthy volunteers NEK7 degradation in blood after single and multiple daily doses Changes in levels of inflammatory cytokines Safety, and tolerability of 28-day dosing Changes in CRP levels in subjects with high CRP Generate data in cardio-immunology indications to support a path to registration Changes in gout/pseudogout flare pain or osteoarthritic pain Reduction in frequency of gout/pseudogout flares Generate data to support registration studies Anticipated Studies

CNS-Optimized NEK7 Program

Neurodegeneration Obesity Disease Stimulus CNS Inflammation CNS Saturated fatty acids Ab Monomer Oligomer Fibrils Periphery Fat-associated macrophages Activated microglia Activated microglia Activated microglia/ Fat-associated macrophage pro-IL-1b pro-IL-18 IL-1b IL-18 Activated NLRP3 complex NEK7 41 Brain-Penetrant NEK7 MGDs Have Potential to Impact Neurodegeneration, Obesity and Other Diseases

CNS-Optimized NEK7 MGD Substantially Reduced Inflammatory Cytokines in an LPS-induced Murine Model of Neuroinflammation CereblonI391V mice; n=5 per group MRT-51126: 30 mg/kg, BIDx5, p.o. Selnoflast: 50 mg/kg, QDx5, p.o. LPS: 1 mg/kg, QDx3, i.p. Sampling of left hemisphere of brain 4 hr post-final LPS dose Brain NEK7 Brain IL-1β Brain IL-6

CNS-Optimized NEK7 MGD Demonstrated Profound NEK7 Degradation and Pathway Inhibition In Vivo Over Several Days in Cynomolgus Monkey NEK7 in cyno PBMC NEK7 in cyno CSF IL-1β post-ex vivo stimulation Excellent exposure in cyno blood and CSF, correlating with deep NEK7 degradation and functional inhibition of NLRP3 pathway following ex vivo stimulation 43

Building Future Opportunities in I&I

High degradation in immune and blood cells MGD Strengths Align with I&I Requirements Catalytic MOA drives sustained PD effect Degrading upstream nodes modulates multiple cytokines MRT-8102 exposure prolonged PD effect Macrophage T cell B cell Auto-antibodies IL-17 IL-6 TNF IL-1 Cyno, 10 mg/kg single-dose MGD catalytic action deletes the target protein, sustaining pathway modulation CRBN is expressed highly in immune cells and immune relevant sites/organs RPKM CRBN gene expression * * Mean expression of all genes Potential to deplete both membrane receptors and intracellular signaling nodes Exquisite selectivity enables high therapeutic index log2(fold change) -log10(p-value) Target No MGD induced tox findings in 2 GLP tox studies (VAV1, NEK7)

“CAR-T in a Pill” Degrading Undruggable Targets in Critical I&I Disease Pathways B-cell modulation Inflammatory & auto-inflammatory mDC Neutrophil NK cell pDC Complement T cell B cell Immune complex Autoantibodies Apoptotic cell Monocyte Type I IFN INNATE ADAPTIVE Neutrophil Asthma & allergies Near term focus on building a portfolio of additional oral I&I drugs “FcRn in a Pill” Immune complex Oral IL-1 drugs Increased BAFF, TNF and pro-inflammatory cytokines

GSPT1 program (MRT-2359)

Targeting MYC-driven Tumors and Their Addiction to Protein Translation Through GSPT1 Degradation Addiction To sustain growth, MYC-driven tumors are addicted to protein translation Dependency Therapeutic vulnerability 1 2 3 This addiction creates a dependency on the translation termination factor GSPT1 GSPT1 is a therapeutic vulnerability of MYC-driven tumors leading to preferential activity of GSPT1 MGDs mRNA DNA 1 mTOR eIF4E 4EBP1 P P P P 4EBP1 eIF4E eIF4E complex Genes involved in protein synthesis e.g., eIF4E, 4EBP1 and 4EBP2 Initiation Termination AAAAA Protein 2 MYC STOP GSPT1 eRF1 Ribosome with growing peptide chain 3

MRT-2359 is a Potent and Highly Selective GSPT1-directed MGD in vitro data CRBN binding, Ki 113 nM Ternary complex, EC50 < 7 nM Degradation, DC50 (in disease relevant cell lines) 1 - 20 nM MRT-2359 induces selective GSPT1 degradation and shows favorable ADME/DMPK profile MRT-2359 is a potent GSPT1-directed MGD ADMET profile CYP DDIs > 30 µM hERG inhibition patch clamp EC50 > 30 µM Oral bioavailability all species ~50% Ternary complex modelling GSPT1 CRBN MGD No degradation of other known cereblon neosubstrates Protein fold-change (log2) p-value (-log10)

MRT-2359 Has Optimized Depth of Degradation To Achieve Preferential Activity in MYC High Cancer Cells %GSPT1 degraded (Dmax) determined by Western blot   Differential Effect (MYC vs non-MYC-driven) less degradation Preferential activity in MYC high cells MRT-2359 MRT-2136 MRT-2359 displays preferential activity in MYC driven NSCLC cells Non-optimal GSPT1 MGD (MRT-2136) shows limited preferential activity Circle size corresponds to bioavailability with oral dosing

mRNA eIF4E eIF4E complex Initiation Termination 2 GSPT1 STOP eRF1 Ribosome with growing peptide chain eIF4E Ribosome stalling, translation reduction MRT-2359 Enzalutamide eRF1 eRF1 eIF4E, Cyclin D1, AR AR targets AR* MYC CRPC growth driven by MYC, AR* and other oncogenes MRT-2359 + enzalutamide suppress multiple oncogenes including MYC and AR* GSPT1 1 AR MRT-2359 and Anti-androgen Combination Exploits Key Therapeutic Vulnerabilities in Castration-Resistant Prostate Cancer MYC * AR WT and variants (mutants and V7)

MRT-2359 Leads to Tumor Regressions in Preclinical Models of Castration Resistant and ARV7-driven Prostate Cancer LNCaP model (AR-V7 negative) 52 VCaP model (AR-V7 low) 22RV1 model (AR-V7 high) MRT-2359 + enzalutamide treatment drives tumor regressions in AR mutated (LNCaP), AR amplified (VCaP), and AR-V7 (22Rv1) expressing CDX models of CRPC MRT-2359 treatment reduces abundance of GSPT1 and CRPC-relevant oncogenes supporting single agent and combination efficacy noted across PCa models Proteomics confirms reduced abundance of key oncogenes* * Proteomics performed on VCaP cells Log2FC MRT-2359 Log2FC enzalutamide

0.5mg 5/9 Phase 2: Expansion Cohorts Phase 1: Dose Escalation 1.5mg 5/9 1mg 5/9 MRT-2359-001 Phase 1/2 Clinical Study Design Lung cancer, high-grade neuroendocrine tumors and solid tumors with N-/L-MYC amplification 2mg 5/9 5/9 = 5 days on drug, 9 days off drug 21/7 = 21 days on drug, 7 days off drug RP2D = recommended Phase 2 dose 0.5mg 21/7 0.75mg 21/7 RP2D Safe dose level 53 HR+/Her2- Breast Cancer (+Fulv) Prostate cancer (+Enza) Safety assessments initiated Opportunity to enroll 20 - 30 patients if positive efficacy signal continues to be observed Further data from combination cohorts expected in H2 2025

MRT-2359 and Enzalutamide in Castrate-Resistant Prostate Cancer As of 10 March 2025, RECIST 1.1 is available for 3 patients showing: 1 PR (confirmed, -57%; heavily pretreated CRPC with AR LBD mutation H875Y) 2 SDs (both CRPC with AR-V7 transcripts, multiple prior treatments including abiraterone and enzalutamide) PSA response is available for 2 patients showing 1 PSA response (-90%) in the patient with a confirmed PR per RECIST 1.1 Safety profile has been favorable Safety and efficacy assessment continues following Simon 2-stage design Potential to expand to 20 - 30 patients if positive efficacy signal continues to be observed Further data from combination cohorts – including ER-positive breast patients – expected in H2 2025

Confirmed PR in Refractory CRPC with AR H875Y Mutation Baseline After 2 cycles After 4 cycles -46% -57% Patient continues on study (C5) Data cut off: 10 March 2025

Encouraging early data in CRPC (as of 10 March 2025 data cutoff): 1 PR and 2 SD in first 3 evaluable, heavily pretreated patients with either AR mutations or AR-V7 expression Opportunity to enroll 20 - 30 patients if positive efficacy signal continues to be observed Large, high unmet need indication not requiring biomarker-based patient selection Dose escalation demonstrated that doses of 0.5 mg, 1 mg 5/9 and 0.5 mg, 0.75 mg 21/7 were well tolerated with mostly low-grade AEs Dose-limiting toxicities reported with non-selective competitor GSPT1 degraders such as hypocalcemia, hypotension and cytokine release syndrome were not reported Signals of clinical activity in lung cancer and NE tumor; strategic decision to not open expansion cohorts In 13 biomarker-positive patients (high L-MYC or N-MYC): 1 x PR, 4 x SD (DCR 38%) Low biomarker positivity in these indications does not support additional studies Summary

CDK2 Program

CDK2 is a Key Driver of Cell Cycle Progression in Cancer CDK2: a key cell cycle regulator Patient diagnosed incidence #s, major markets (US, EU and JP): Decision Resources Group (DRG) Therapeutic hypothesis: CDK2 is a key driver of cancers with cyclin dependent kinase pathway alterations MGDs will achieve greater selectivity against other CDKs and kinases in general, as well as more sustained pathway inhibition compared to inhibitors Clinical Opportunity: ER positive breast cancer pre and post treatment with CDK4/6 inhibitors (~474K patients) Ovarian cancer (~64K patients), endometrial cancer (~124K patients) and other tumors with CCNE1 amplification

MRT-51443 is Selective and Inhibits Proliferation of CDK2-dependent Cancer Cells Cell cycle analysis (DAPI and EdU) MDA-MB-157 (24 hr) CDK2 degradation inhibits proliferation CyQuant proliferation assay (5 d) MDA-MB-157 CDK2 degradation results in reduction of E2F pathway proteins TMT Proteomics (24 hr/1μM) MDA-MB-157 Protein fold-change (log2) CDK2 E2F Target Genes P-Value (-log10) CDK2 degradation arrests CDK2-dependent cells in G1 phase

MRT-51443 Displays Superior Selectivity Versus Clinical CDK2 Inhibitors Clinical CDK2 inhibitors demonstrate off target activity in biochemical kinome profiling 7-day CyQuant Assay CDK2 inhibitors but not MGDs inhibit proliferation in part through CDK2-independent mechanisms Carna Mobility Shift Assay; 1 μM CDK2i or CDK2 MGD, across 323 human kinases CDK2 Inhibitor CDK2 MGD CDK2 CDK3 CDK5 CDK4 CDK6 CDK7 CDK9 CDK1 CDK2 CDK3 CDK5 CDK4 CDK6 CDK7 CDK9 CDK1

CDK2 MGD and CDK4/6 inhibitor combination MRT-51443/ribociclib combination delays resistance onset in ER+ model in vitro CDK2 MGD/Ribociclib Combination Delays Resistance Onset in ER+ Model in vitro Incucyte confluence monitoring, MCF7

MRT-51443 induces robust tumor regression in combination with CDK4/6 inhibition and fulvestrant MRT-51443 triple combination substantially reduces tumor growth vs. ribo + fulv MCF7 T47D Median: -10% Median: -61% Median: -3% Median: -77% Ribociclib + Fulvestrant MRT-51443 + Ribo + Fulv Ribociclib + Fulvestrant MRT-51443 + Ribo + Fulv 28-day efficacy; MRT-51443 30 mpk PO BID, ribociclib 75 mpk PO QD, fulvestrant 5 mg/mouse s.c. QW MRT-51443 Demonstrates Activity in Combination with CDK4/6 Inhibitor and Fulvestrant in ER+ Breast Cancer Model 62

CCNE1 Program

CCNE1 (Cyclin E1) is a Target for Solid Tumors with Deregulated Cyclin E1 Therapeutic hypothesis: CCNE1 (Cyclin E1) is a well-recognized human oncogene that drives multiple hallmarks of cancer, and has been considered undruggable Selective degradation of cyclin E1 can target tumors with deregulated cyclin E1 (amplification or overexpression) Clinical opportunity: First-in-class Cyclin E1 degraders for Cyclin E1 amplified cancers Ovarian (~19%), endometrial (~10%), and gastric (~10%) cancer Breast cancer and others Cyclin E drives multiple hallmark cancer mechanisms Cell death and differentiation Cell cycle progression/proliferation S G2 M G1 Drug resistance MCMs CDT1 Cyclin E CDK2 Cyclin E G0 – S progression MCM5 Cyclin E Centrosome duplication Cyclin E

65 CCNE1 degradation leads to downstream pathway suppression MRT-50969 induces robust G1/S cell cycle arrest Western blot, OVISE, 24h TMT Proteomics, MDA-MB-157 Rb K/O 1μM, 24h P-value (-log10) Protein fold-change (log2) CCNE1 MRT-50969 is highly selective for CCNE1 FACS, EdU incorporation, 48h In vitro data CRBN binding, IC50 0.15 mM Ternary complex, EC50 3 nM Degradation, DC50/Dmax 3 nM / 94 % MRT-50969 is a Potent and Highly Selective CCNE1-directed MGD

GI50 = growth inhibition 50%, the concentration of drug required to inhibit the growth of cancer cells in vitro by 50% MRT-50969 Shows Superior Differential Activity in CCNE1 Dependent Cell Lines Compared to Clinical-Stage CDK2 Inhibitors OVCAR3 vs A2780 MDA-157 vs T47D 5 Day CyQuant assay, bars indicate median GI50

MRT-50969 inhibits tumor growth in CCNE1 amplified breast cancer model MRT-50969 Inhibits Tumor Growth in a CCNE1 Amplified Breast Cancer Model in vivo MRT-50969 degrades CCNE1 in vivo HCC1569 CDX, 28-day efficacy study Day 28/8h and 24h PD, Western blot, HCC1569 CDX

21-day efficacy study in MKN1 CDX model MRT-50969 Inhibits Tumor Growth in a CCNE1 Amplified Gastric Cancer Model in vivo Day 21/8h and 24h PD, Western blot, MKN1 CDX MRT-50969 inhibits tumor growth in CCNE1 amplified gastric cancer model MRT-50969 degrades CCNE1 in vivo

QuEEN™ Discovery Engine

Overcoming Past Limitations of Molecular Glue Degraders Traditional thinking Monte Rosa Therapeutics approach ‘Target space is limited’ QuEENTM has vastly expanded the degradable target space across a broad range of undruggable protein classes ‘MGDs are identified by serendipity’ QuEENTM enables target centric and systematic discovery of MGDs ‘MGDs are not selective’ High selectivity achievable even within the same protein class, family and isoforms, mitigating off-target safety concerns ‘Med Chem rules don’t apply to MGDs’ AI-driven and structure-based design enable rational med chem optimization of MGDs

Rationally-designed MGDs create diverse E3 ligase neosurfaces, enabling recruitment of new targets Our geometric deep learning algorithms use surfaces to predict targets. Our surface-based algorithms design MGDs to recruit targets. Our platforms generate actionable data-at-scale to test & train (“data moat”) Our Critical Insight: Surfaces are Critical for MGD Discovery Surfaces, not structures, mediate PPIs and targeted protein degradation E3 ligase Neosubstrate footprint MGD footprint E3 ligase neosurface

AF, Rosetta, PDB GlueShot: de novo MGD Design for Novel Targets E3 ligase structures Protein structures AF, Rosetta, PDB Surface fingerprint fAIceit™ Virtual library FLASH™ & GlueAID™ Surface of MGD + ligase COSMOS™ Fingerprint matching Headlong™ & fAIceit™ Nobel prize MGDs that induce PPIs with drug-like properties Neosubstrate footprint MGD + ligase footprint Geometric and chemical surface characterization

QuEEN™ Unique Capabilities AI/ML In silico discovery using proprietary AI-powered algorithms Proximity Screening Specialized suite of biochemical, cellular and proteomics assays to assess proximity and degradation in high throughput Structure-based Design Proprietary database of protein structures to enable rapid optimization of MGD chemistry Proteomics Integrated proteomics engine and database to identify novel targets and explore cellular complex formation and protein degradation MGD Library Growing >50K compound library for novel degron and target space exploration Breakthroughs enabling rapid discovery of potent, selective, and oral MGDs

Our Proprietary and Unique MGD Library Creates Future High Value Programs Rational library design Enabled by proprietary chemistry Deep understanding of CRBN surfaces Optimised drug-like properties Continued diversification Each sublibrary captures a unique design concept Cover novel MGD chemical-space Library expansion Current screening deck >50K MGDs Expansion reaches new target space

Target ID Guided by surface mimicry In silico screening Screen for activity in ternary complexes Proprietary AI/ML Engines Enable the Discovery of Reprogrammable Ligases, Neosubstrates, and Selective MGDs Proprietary AI/ML engines Ligase matching PPI propensity & surface complementarity MGD discovery Generate MGDs with drug-like properties

QuEEN™: How it Works Target and ligase ID Surface-centric discovery process Actionable data-at-scale Proteomics Virtual screens Structural biology High throughput screens Predict Design Test & Train AI-powered chemistry Surface-aware MGD generation & optimization

QuEEN™ Toolbox to Rapid Discovery of Oral MGDs Predict Target & ligase ID fAIceit™ Ultra-fast fingerprint search for surface-based matchmaking E3 ligase reprogrammability fAIceit mimicry target ID Structural biology X-ray & cryo-EM Headlong™ virtual screens Proteomics mass-spec farm HT library screening Design AI-powered chemistry Test & Train Actionable data-at-scale Rhapsody™ ternary complexes FLASH™ virtual library GlueAID™ ADMET & synthesis HitMan™ diverse library in silico experimentation Algorithms Use MGD-focused, Moated Data to Identify Targets and Design MGDs FLASH™ virtual library Proteomics mass-spec farm HT library screening MILLION protein measurements fAIceit mimicry target ID Structural biology X-ray & cryo-EM Headlong™ virtual screens 46 6.5 >150 MILLION MGD activity measurements TOTAL Structures 250 BILLION Protein surface matchings 37 BILLION Virtual MGDs 651 MILLION Compounds screened Lab experimentation Scalable Data Lake with purpose-built data services for seamless data movement and unified governance Cloud First and Cloud Native

Team

World-Class Leadership Deep expertise in molecular glue discovery, drug development and precision medicine Filip Janku, M.D., Ph.D. Chief Medical Officer Markus Warmuth, M.D. Chief Executive Officer John Castle, Ph.D. Chief Data and Information Officer Sharon Townson, Ph.D. Chief Scientific Officer Phil Nickson, Ph.D., J.D. Chief Business and Legal Officer Jennifer Champoux Chief Operating Officer Magnus Walter, DPhil SVP, Drug Discovery Andrew Funderburk SVP, Investor Relations and Strategic Finance

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